Stone Harbor Emerging Markets Debt Fund	Statement of Investments
August 31, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 63.95%
Angola - 2.11%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	18,872,615	$17,268,443	(1)
	USD	6M US L + 4.50%	12/07/23	6,055,000	5,449,500	(1)
	USD	6.93%	02/19/27	3,110,714	2,667,438
					25,385,381

Argentina - 3.70%
Republic of Argentina:
	USD	6.88%	04/22/21	12,493,000	6,121,570	(2)
	EUR	3.88%	01/15/22	199,000	111,020	(2)
	USD	5.63%	01/26/22	11,103,000	5,329,440	(2)
	USD	7.50%	04/22/26	257,000	118,541	(2)
	EUR	7.82%	12/31/33	53,901,663	32,644,089	(2)
	EUR	6.25%	11/09/47	400,000	205,107	(2)
					44,529,767

Belarus - 0.32%
Republic of Belarus:
	USD	7.63%	06/29/27	2,805,000	2,795,183	(3)
	USD	6.20%	02/28/30	1,203,000	1,124,504	(3)
					3,919,687

Benin - 0.53%
Republic of Benin	EUR	5.75%	03/26/26	5,526,000	6,371,867	(4)

Brazil - 2.24%
Fed Republic of Brazil:
	USD	6.00%	04/07/26	1,713,000	2,014,916
	USD	4.63%	01/13/28	2,928,000	3,240,930
	USD	5.00%	01/27/45	2,770,000	2,885,994
	USD	5.63%	02/21/47	7,210,000	8,103,364
State of Minas Gerais:
	USD	5.33%	02/15/28	1,480,800	1,521,292	(4)
	USD	5.33%	02/15/28	8,990,400	9,236,243	(3)
					27,002,739

Cameroon - 0.15%
Republic of Cameroon:
	USD	9.50%	11/19/25	403,000	428,943	(4)
	USD	9.50%	11/19/25	1,354,000	1,441,164	(3)
					1,870,107

Colombia - 1.93%
Republic of Colombia:
	USD	8.13%	05/21/24	2,703,000	3,292,254
	USD	3.88%	04/25/27	4,551,000	4,971,967
	USD	3.00%	01/30/30	1,160,000	1,192,988

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Colombia (continued)
Republic of Colombia: (continued)
	USD	3.13%	04/15/31	2,220,000	$2,299,920
	USD	6.13%	01/18/41	3,215,000	4,218,180
	USD	5.00%	06/15/45	3,570,000	4,271,170
	USD	5.20%	05/15/49	2,392,000	2,959,353
					23,205,832

Costa Rica - 0.44%
Costa Rica Government:
	USD	4.38%	04/30/25	1,807,000	1,681,075	(3)
	USD	6.13%	02/19/31	1,289,000	1,209,243	(3)
	USD	5.63%	04/30/43	1,703,000	1,408,006	(4)
	USD	7.16%	03/12/45	1,102,000	1,028,648	(4)
					5,326,972

Dominican Republic - 2.19%
Dominican Republic:
	USD	7.50%	05/06/21	3,581,333	3,712,276	(3)
	USD	6.60%	01/28/24	1,632,000	1,777,350	(3)
	USD	5.88%	04/18/24	2,537,000	2,685,653	(4)
	USD	6.88%	01/29/26	2,379,000	2,644,035	(3)
	USD	5.95%	01/25/27	1,040,000	1,115,075	(3)
	USD	7.45%	04/30/44	1,587,000	1,805,460	(4)
	USD	6.85%	01/27/45	1,000,000	1,065,625	(3)
	USD	6.50%	02/15/48	5,315,000	5,453,689	(3)
	USD	5.88%	01/30/60	6,321,000	6,076,061	(4)
					26,335,224

Ecuador - 1.68%
Republic of Ecuador:
	USD	10.75%	03/28/22	9,200,000	5,121,813	(2)(3)(5)
	USD	7.88%	03/27/25	1,516,000	786,804	(2)(3)(5)
	USD	10.75%	01/31/29	21,677,000	11,204,299	(2)(4)(5)
	USD	10.75%	01/31/29	6,049,000	3,126,577	(2)(3)(5)
					20,239,493

Egypt - 4.11%
Republic of Egypt:
	USD	6.13%	01/31/22	779,000	801,518	(4)
	USD	5.88%	06/11/25	936,000	967,005	(4)
	EUR	4.75%	04/16/26	2,252,000	2,590,399	(4)
	USD	6.59%	02/21/28	1,229,000	1,244,555	(4)
	USD	6.59%	02/21/28	2,879,000	2,915,437	(3)
	EUR	5.63%	04/16/30	550,000	611,627	(3)
	EUR	5.63%	04/16/30	12,542,000	13,947,321	(4)
	EUR	6.38%	04/11/31	1,943,000	2,229,547	(3)
	USD	7.05%	01/15/32	1,753,000	1,751,904	(4)
	USD	7.63%	05/29/32	816,000	833,978	(3)
	USD	8.50%	01/31/47	1,751,000	1,806,266	(3)
	USD	7.90%	02/21/48	2,710,000	2,637,592	(3)
	USD	8.70%	03/01/49	1,115,000	1,154,199	(4)
	USD	8.70%	03/01/49	2,809,000	2,907,754	(3)
	USD	8.88%	05/29/50	9,964,000	10,395,254	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Egypt (continued)
Republic of Egypt: (continued)
	USD	8.15%	11/20/59	2,749,000	$2,681,993	(4)
					49,476,349

El Salvador - 1.82%
Republic of El Salvador:
	USD	7.75%	01/24/23	2,173,000	2,194,730	(3)
	USD	6.38%	01/18/27	2,675,000	2,504,469	(3)
	USD	8.25%	04/10/32	867,000	852,099	(4)
	USD	8.25%	04/10/32	11,822,000	11,618,809	(3)
	USD	7.65%	06/15/35	820,000	774,131	(3)
	USD	7.63%	02/01/41	4,341,000	4,030,347	(3)
					21,974,585

Gabon - 0.29%
Republic of Gabon	USD	6.38%	12/12/24	3,470,000	3,447,770	(3)

Ghana - 3.58%
Republic of Ghana:
	USD	7.88%	08/07/23	1,228,000	1,318,757	(3)
	USD	6.38%	02/11/27	4,276,000	4,051,510	(4)
	USD	7.88%	03/26/27	6,503,000	6,462,356	(4)
	USD	7.63%	05/16/29	690,000	661,753	(4)
	USD	7.63%	05/16/29	3,104,000	2,976,930	(3)
	USD	10.75%	10/14/30	1,045,000	1,287,146	(3)
	USD	8.13%	03/26/32	3,254,000	3,108,587	(4)
	USD	8.13%	03/26/32	1,305,000	1,246,683	(3)
	USD	7.88%	02/11/35	3,975,000	3,652,031	(4)
	USD	8.63%	06/16/49	2,077,000	1,894,938	(4)
	USD	8.63%	06/16/49	600,000	547,406	(3)
	USD	8.95%	03/26/51	11,426,000	10,669,028	(4)
	USD	8.95%	03/26/51	2,200,000	2,054,250	(3)
	USD	8.75%	03/11/61	3,506,000	3,207,990	(4)
					43,139,365

Guatemala - 0.27%
Republic of Guatemala	USD	6.13%	06/01/50	2,576,000	3,208,730	(3)

Honduras - 0.26%
Republic of Honduras	USD	5.63%	06/24/30	2,825,000	3,101,762	(4)

Indonesia - 1.14%
Perusahaan Penerbit SBSN Indonesia III	USD	2.30%	06/23/25	1,125,000	1,166,836	(4)
Republic of Indonesia:
	USD	2.85%	02/14/30	3,232,000	3,404,710
	USD	8.50%	10/12/35	2,547,000	4,157,580	(3)
	USD	5.25%	01/17/42	1,380,000	1,791,413	(3)
	USD	6.75%	01/15/44	948,000	1,451,625	(3)
	USD	5.13%	01/15/45	670,000	869,534	(3)
	USD	5.25%	01/08/47	664,000	884,261	(4)
					13,725,959

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Ivory Coast - 0.98%
Ivory Coast Government:
	EUR	5.25%	03/22/30	5,838,000	$6,635,833	(3)
	EUR	5.88%	10/17/31	1,489,000	1,708,037	(3)
	EUR	6.88%	10/17/40	3,022,000	3,475,563	(3)
					11,819,433

Jordan - 0.53%
Kingdom of Jordan:
	USD	5.85%	07/07/30	5,738,000	5,813,311	(4)
	USD	7.38%	10/10/47	531,000	557,218	(4)
					6,370,529

Kenya - 1.33%
Republic of Kenya:
	USD	6.88%	06/24/24	6,250,000	6,453,125	(4)
	USD	7.00%	05/22/27	1,951,000	1,960,755	(4)
	USD	7.25%	02/28/28	2,616,000	2,655,240	(3)
	USD	8.25%	02/28/48	2,861,000	2,896,762	(4)
	USD	8.25%	02/28/48	1,980,000	2,004,750	(3)
					15,970,632

Lebanon - 0.47%
Lebanese Republic:
	USD	8.25%	04/12/21	5,803,000	1,098,943	(2)(3)
	USD	6.00%	01/27/23	3,176,000	537,935	(2)
	USD	6.40%	05/26/23	1,400,000	231,000	(2)
	USD	6.65%	04/22/24	4,700,000	793,125	(2)
	USD	6.60%	11/27/26	4,525,000	746,625	(2)
	USD	6.65%	02/26/30	4,400,000	726,000	(2)
	USD	8.20%	05/17/33	9,575,000	1,532,000	(2)
					5,665,628

Malaysia - 1.90%
1mdb Global Investments	USD	4.40%	03/09/23	22,700,000	22,870,250	(3)

Mexico - 1.73%
United Mexican States:
	USD	4.75%	04/27/32	8,775,000	10,074,797
	USD	6.05%	01/11/40	3,354,000	4,331,376
	USD	4.75%	03/08/44	2,446,000	2,755,190
	USD	4.50%	01/31/50	3,321,000	3,641,684
					20,803,047

Mozambique - 0.79%
Republic of Mozambique	USD	5.00%	09/15/31	11,017,000	9,474,620	(4)

Nigeria - 1.45%
Republic of Nigeria:
	USD	6.50%	11/28/27	5,800,000	5,770,094	(4)
	USD	7.88%	02/16/32	6,793,000	6,904,447	(4)
	USD	7.70%	02/23/38	1,880,000	1,832,706	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Nigeria (continued)
Republic of Nigeria: (continued)
	USD	7.70%	02/23/38	3,012,000	$2,936,230	(3)
					17,443,477

Oman - 2.24%
Oman Government:
	USD	4.88%	02/01/25	1,158,000	1,139,363	(4)
	USD	5.63%	01/17/28	8,771,000	8,559,948	(4)
	USD	6.00%	08/01/29	1,753,000	1,726,705	(4)
	USD	6.50%	03/08/47	5,935,000	5,283,077	(4)
	USD	6.75%	01/17/48	1,674,000	1,503,985	(4)
	USD	6.75%	01/17/48	9,801,000	8,805,586	(3)
					27,018,664

Pakistan - 0.78%
Republic of Pakistan:
	USD	6.88%	12/05/27	4,041,000	4,205,797	(3)
	USD	6.88%	12/05/27	2,596,000	2,701,868	(4)
	USD	7.88%	03/31/36	473,000	496,797	(3)
Third Pakistan International Sukuk Co., Ltd.	USD	5.50%	10/13/21	1,915,000	1,946,119	(3)
					9,350,581

Panama - 1.04%
Republic of Panama:
	USD	4.00%	09/22/24	2,040,000	2,250,694
	USD	9.38%	04/01/29	4,988,000	7,763,354
	USD	4.50%	04/16/50	146,000	188,317
	USD	4.50%	04/01/56	1,778,000	2,320,290
					12,522,655

Papua New Guinea - 0.91%
Papua New Guinea Government:
	USD	8.38%	10/04/28	8,972,000	9,084,150	(4)
	USD	8.38%	10/04/28	1,883,000	1,906,538	(3)
					10,990,688

Peru - 0.02%
Republic of Peru	USD	6.55%	03/14/37	155,000	241,655

Qatar - 2.30%
State of Qatar:
	USD	4.00%	03/14/29	6,356,000	7,454,793	(4)
	USD	4.00%	03/14/29	6,272,000	7,356,272	(3)
	USD	5.75%	01/20/42	1,798,000	2,703,742	(4)
	USD	4.82%	03/14/49	3,222,000	4,432,264	(4)
	USD	4.40%	04/16/50	2,635,000	3,430,441	(4)
	USD	4.40%	04/16/50	1,824,000	2,374,620	(3)
					27,752,132

Romania - 2.06%
Republic of Romania:
	USD	3.00%	02/14/31	6,668,000	6,718,010	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Romania (continued)
Republic of Romania: (continued)
	EUR	3.88%	10/29/35	1,746,000	$2,289,336	(3)
	EUR	3.38%	02/08/38	3,170,000	3,899,940	(3)
	EUR	4.13%	03/11/39	4,085,000	5,417,903
	EUR	4.63%	04/03/49	907,000	1,263,323	(3)
	EUR	4.63%	04/03/49	3,172,000	4,418,147	(4)
	EUR	3.38%	01/28/50	698,000	824,886	(4)
					24,831,545

Russia - 3.51%
Russian Federation:
	USD	5.10%	03/28/35	14,400,000	17,971,200	(3)
	USD	5.10%	03/28/35	2,000,000	2,496,000	(4)
	USD	5.63%	04/04/42	10,000,000	13,629,688	(3)
	USD	5.88%	09/16/43	4,800,000	6,786,000	(3)
	USD	5.25%	06/23/47	1,000,000	1,365,469	(3)
					42,248,357

Saudi Arabia - 3.24%
Kingdom of Saudi Arabia:
	USD	3.25%	10/22/30	4,400,000	4,779,500	(4)
	USD	4.50%	10/26/46	4,264,000	5,159,440	(4)
	USD	4.50%	10/26/46	4,578,000	5,539,380	(3)
	USD	5.00%	04/17/49	3,038,000	3,972,660	(4)
	USD	5.00%	04/17/49	2,123,000	2,776,154	(3)
	USD	5.25%	01/16/50	3,916,000	5,323,313	(3)
	USD	3.75%	01/21/55	3,771,000	4,120,996	(3)
	USD	4.50%	04/22/60	5,922,000	7,403,980	(4)
					39,075,423

South Africa - 0.42%
Republic of South Africa:
	USD	5.00%	10/12/46	1,208,000	1,025,290
	USD	5.75%	09/30/49	4,455,000	4,003,235
					5,028,525

Sri Lanka - 1.60%
Republic of Sri Lanka:
	USD	6.25%	10/04/20	340,000	334,688	(3)
	USD	6.25%	07/27/21	4,631,000	4,409,580	(3)
	USD	5.88%	07/25/22	462,000	422,947	(4)
	USD	5.75%	04/18/23	3,046,000	2,737,592	(4)
	USD	6.13%	06/03/25	758,000	657,802	(4)
	USD	6.85%	11/03/25	3,656,000	3,191,574	(3)
	USD	6.20%	05/11/27	1,145,000	943,194	(3)
	USD	6.75%	04/18/28	4,142,000	3,423,622	(4)
	USD	7.85%	03/14/29	3,222,000	2,697,418	(4)
	USD	7.55%	03/28/30	529,000	436,094	(3)
					19,254,511

Trinidad & Tobago - 0.42%
Trinidad & Tobago	USD	4.38%	01/16/24	4,954,000	5,115,779	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Tunisia - 0.70%
Banque Centrale de Tunisie:
	USD	5.75%	01/30/25	200,000	$187,844	(3)
	EUR	6.38%	07/15/26	5,197,000	5,804,514	(3)
	USD	8.25%	09/19/27	2,613,000	2,508,480
					8,500,838

Turkey - 3.98%
Hazine Mustesarligi Varlik Kiralama AS	USD	5.80%	02/21/22	9,400,000	9,413,218	(4)
Republic of Turkey:
	USD	6.25%	09/26/22	693,000	702,529
	USD	5.75%	03/22/24	12,902,000	12,752,821
	USD	6.35%	08/10/24	1,687,000	1,694,381
	USD	5.13%	02/17/28	2,753,000	2,533,620
	USD	6.13%	10/24/28	7,100,000	6,889,219
	USD	7.63%	04/26/29	1,626,000	1,697,138
	USD	5.25%	03/13/30	200,000	180,500
	USD	6.88%	03/17/36	6,308,000	6,089,191
	USD	6.63%	02/17/45	1,606,000	1,447,909
	USD	5.75%	05/11/47	5,554,000	4,566,429
					47,966,955

Ukraine - 1.85%
Ukraine Government:
	USD	7.75%	09/01/21	3,029,000	3,151,676	(3)
	USD	7.75%	09/01/22	1,668,000	1,758,072	(3)
	USD	7.75%	09/01/23	1,347,000	1,437,165	(3)
	EUR	6.75%	06/20/26	2,260,000	2,738,090	(4)
	USD	7.75%	09/01/26	1,737,000	1,839,917	(4)
	USD	7.75%	09/01/27	3,027,000	3,195,755	(3)
	USD	9.75%	11/01/28	272,000	312,052	(3)
	EUR	4.38%	01/27/30	5,331,000	5,516,810	(4)
	USD	7.38%	09/25/32	551,000	559,265	(4)
	USD	7.38%	09/25/32	500,000	507,500	(3)
	USD	7.25%	03/15/33	1,231,000	1,235,232	(4)
					22,251,534

United Arab Emirates - 1.26%
Abu Dhabi Government International:
	USD	4.13%	10/11/47	3,789,000	4,807,885	(4)
	USD	3.88%	04/16/50	2,700,000	3,308,344	(4)
Finance Department Government of Sharjah	USD	4.00%	07/28/50	6,534,000	7,011,799	(4)
					15,128,028

Uruguay - 1.33%
Republic of Uruguay:
	USD	4.38%	10/27/27	7,674,705	8,941,031
	USD	5.10%	06/18/50	1,062,000	1,475,516
	USD	4.98%	04/20/55	4,117,000	5,668,595
					16,085,142

Venezuela - 0.17%
Republic of Venezuela:
	USD	7.75%	10/13/19	25,087,500	1,881,563	(2)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Venezuela (continued)
Republic of Venezuela: (continued)
	USD	9.25%	05/07/28	1,927,000	$144,525	(2)
					2,026,088

Zambia - 0.18%
Republic of Zambia	USD	5.38%	09/20/22	3,998,000	2,118,940	(3)

TOTAL SOVEREIGN DEBT OBLIGATIONS					770,187,245
(Cost $737,240,442)

CORPORATE BONDS - 29.89%
Argentina - 0.10%
MSU Energy SA	USD	6.88%	02/01/25	733,000	511,497	(4)
Pampa Energia SA	USD	7.50%	01/24/27	859,000	741,827	(4)
					1,253,324

Bahrain - 0.45%
Oil and Gas Holding Co. BSCC	USD	7.63%	11/07/24	4,932,000	5,440,612	(4)

Brazil - 1.85%
Adecoagro SA	USD	6.00%	09/21/27	4,297,000	4,385,626	(4)
Banco do Brasil SA	USD	10Y US TI + 6.36%	Perpetual	1,400,000	1,520,312	(1)(3)(6)
CSN Resources SA	USD	7.63%	04/17/26	1,566,000	1,567,957	(4)
Gol Finance SA	USD	7.00%	01/31/25	2,771,000	1,444,817	(4)
JSL Europe SA	USD	7.75%	07/26/24	1,909,000	1,980,588	(4)
Minerva Luxembourg SA	USD	6.50%	09/20/26	1,272,000	1,346,929	(4)
MV24 Capital BV	USD	6.75%	06/01/34	2,351,063	2,439,227	(4)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	1,278,000	1,366,808	(4)
Petrobras Global Finance BV:
	USD	6.00%	01/27/28	2,083,000	2,302,236
	USD	5.75%	02/01/29	1,606,000	1,765,797
Usiminas International Sarl	USD	5.88%	07/18/26	2,093,000	2,134,860	(4)
					22,255,157

Chile - 2.02%
Codelco, Inc.:
	USD	4.50%	09/16/25	1,082,000	1,225,196	(4)
	USD	5.63%	10/18/43	1,497,000	2,045,978	(3)
	USD	4.38%	02/05/49	6,658,000	7,991,681	(4)
	USD	4.38%	02/05/49	1,550,000	1,860,484	(3)
Corp Nacional del Cobre de Chile:
	USD	3.00%	09/30/29	1,774,000	1,871,570	(4)
	USD	3.70%	01/30/50	3,642,000	3,920,272	(4)
Empresa Nacional del Petroleo	USD	5.25%	11/06/29	1,525,000	1,787,824	(3)
Geopark, Ltd.:
	USD	6.50%	09/21/24	2,393,000	2,320,462	(4)
	USD	5.50%	01/17/27	1,380,000	1,251,919	(4)
					24,275,386

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
China - 0.25%
ENN Clean Energy International Investment, Ltd.	USD	7.50%	02/27/21	1,698,000	$1,724,531
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	1,283,000	1,297,033
					3,021,564

Colombia - 1.16%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	5,251,000	5,789,280	(4)
Ecopetrol SA:
	USD	6.88%	04/29/30	5,596,000	6,765,228
	USD	5.88%	05/28/45	546,000	622,246
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,940,000	836,625	(4)
					14,013,379

Ghana - 0.37%
Kosmos Energy, Ltd.	USD	7.13%	04/04/26	2,498,000	2,260,690	(4)
Tullow Oil PLC	USD	7.00%	03/01/25	3,796,000	2,201,680	(4)
					4,462,370

India - 0.30%
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	1,140,000	1,147,660	(1)(4)(6)
Vedanta Holdings II, Ltd.	USD	13.00%	08/21/23	2,347,000	2,473,151	(4)
					3,620,811

Indonesia - 3.30%
Indonesia Asahan Aluminium Persero PT:
	USD	5.71%	11/15/23	2,367,000	2,634,027	(4)
	USD	5.45%	05/15/30	9,730,000	11,475,319	(4)
	USD	6.76%	11/15/48	1,754,000	2,336,657	(4)
	USD	5.80%	05/15/50	3,901,000	4,773,849	(4)
Pertamina Persero PT:
	USD	6.00%	05/03/42	1,922,000	2,407,305	(3)
	USD	5.63%	05/20/43	2,573,000	3,122,577	(3)
	USD	6.45%	05/30/44	7,649,000	10,217,390	(3)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	USD	5.45%	05/21/28	2,300,000	2,720,109	(3)
PT Bakrie & Brothers TBK	IDR	N/A	12/22/22	6,750,674,000	48	(7)(8)
					39,687,281

Israel - 0.42%
Leviathan Bond, Ltd.	USD	6.50%	06/30/27	4,811,000	5,038,019	(4)

Kazakhstan - 2.60%
KazMunayGas National Co. JSC:
	USD	4.75%	04/24/25	6,009,000	6,671,492	(4)
	USD	5.38%	04/24/30	5,464,000	6,584,120	(3)
	USD	5.75%	04/19/47	6,720,000	8,433,600	(4)
	USD	6.38%	10/24/48	2,344,000	3,170,260	(4)
KazTransGas JSC	USD	4.38%	09/26/27	5,774,000	6,394,705	(4)
					31,254,177

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Macau - 0.17%
Studio City Finance, Ltd.:
	USD	6.00%	07/15/25	543,000	$578,458	(4)
	USD	6.50%	01/15/28	1,419,000	1,500,592	(4)
					2,079,050

Malaysia - 0.26%
1MDB Energy, Ltd.	USD	5.99%	05/11/22	3,000,000	3,172,500

Mexico - 8.15%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	2,388,000	598,866	(2)(4)
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	2,321,000	2,435,599	(4)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	1,486,000	1,486,232	(1)(4)(6)
	USD	7.50%	Perpetual	2,615,000	2,637,064	(1)(4)(6)
Banco Nacional de Comercio Exterior SNC:
	USD	3.80%	08/11/26	3,289,000	3,305,959	(1)(4)
	USD	3.80%	08/11/26	2,056,000	2,066,601	(1)(3)
Cemex SAB de CV	USD	7.38%	06/05/27	2,743,000	2,983,012	(4)
Cometa Energia SA de CV	USD	6.38%	04/24/35	2,599,200	2,810,385	(4)
Petroleos Mexicanos:
	USD	6.88%	08/04/26	11,526,000	11,768,046
	USD	6.49%	01/23/27	1,006,000	994,783	(4)
	USD	9.50%	09/15/27	1,062,000	1,120,410
	USD	5.35%	02/12/28	1,267,000	1,157,721
	USD	6.50%	01/23/29	14,301,000	13,706,079
	USD	6.84%	01/23/30	4,759,000	4,605,522	(3)
	USD	5.95%	01/28/31	2,725,000	2,461,765	(4)
	USD	6.63%	06/15/35	700,000	619,500
	USD	5.63%	01/23/46	653,000	513,421
	USD	6.75%	09/21/47	3,084,000	2,574,832
	USD	7.69%	01/23/50	37,799,000	33,924,606	(4)
	USD	7.69%	01/23/50	3,380,000	3,033,551	(3)
	USD	6.95%	01/28/60	3,998,000	3,337,930	(4)
					98,141,884

Nigeria - 0.09%
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	980,000	1,036,350	(4)

Panama - 1.12%
Aeropuerto Internacional de Tocumen SA:
	USD	5.63%	05/18/36	4,429,000	4,943,179	(3)
	USD	6.00%	11/18/48	5,230,775	5,858,468	(4)
C&W Senior Financing DAC	USD	6.88%	09/15/27	2,563,000	2,697,301	(4)
					13,498,948

Peru - 1.85%
Inkia Energy, Ltd.	USD	5.88%	11/09/27	113,000	119,780	(4)
Peru Payroll Deduction Finance Ltd.	USD	N/A	11/01/29	2,470,251	1,976,201	(8)
Petroleos del Peru SA:
	USD	4.75%	06/19/32	2,020,000	2,277,550	(4)
	USD	4.75%	06/19/32	7,839,000	8,838,472	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Peru (continued)
Petroleos del Peru SA: (continued)
	USD	5.63%	06/19/47	7,428,000	$9,117,870	(3)
					22,329,873

Saudi Arabia - 0.53%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	5,671,000	6,379,875	(4)

South Africa - 1.79%
Eskom Holdings SOC, Ltd.:
	USD	5.75%	01/26/21	9,725,000	9,539,617	(4)
	USD	6.75%	08/06/23	5,327,000	5,107,261	(4)
	USD	7.13%	02/11/25	4,748,000	4,486,860	(4)
	USD	8.45%	08/10/28	2,516,000	2,432,658	(4)
					21,566,396

Ukraine - 0.36%
NAK Naftogaz Ukraine via Kondor Finance PLC	USD	7.63%	11/08/26	3,373,000	3,305,540	(4)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	350,000	362,250	(3)(5)
Ukreximbank Via Biz Finance PLC	USD	9.63%	04/27/22	600,000	621,000	(3)
					4,288,790

United Arab Emirates - 2.11%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	4,957,000	5,671,118	(4)
	USD	4.60%	11/02/47	861,000	1,050,689	(4)
DP World PLC:
	USD	5.63%	09/25/48	3,712,000	4,384,800	(4)
	USD	4.70%	09/30/49	437,000	459,942	(4)
	USD	4.70%	09/30/49	500,000	526,250	(3)
DP World, Ltd.	USD	6.85%	07/02/37	1,500,000	1,923,047	(4)
MDGH - GMTN BV:
	USD	4.50%	11/07/28	707,000	853,481	(4)
	USD	4.50%	11/07/28	5,571,000	6,725,242	(3)
	USD	2.88%	11/07/29	3,533,000	3,810,672	(4)
					25,405,241

Venezuela - 0.20%
Petroleos de Venezuela SA:
	USD	6.00%	05/16/24	60,489,976	1,965,924	(2)(3)
	USD	6.00%	11/15/26	3,307,000	107,478	(2)(3)
	USD	5.38%	04/12/27	600,000	19,500	(2)
	USD	9.75%	05/17/35	11,517,000	374,302	(2)(3)
					2,467,204

Vietnam - 0.21%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	2,508,000	2,540,134	(4)

Zambia - 0.23%
First Quantum Minerals, Ltd.:
	USD	7.50%	04/01/25	1,167,000	1,178,852	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Zambia (continued)
First Quantum Minerals, Ltd.: (continued)
	USD	6.88%	03/01/26	1,638,000	$1,642,607	(4)
					2,821,459

TOTAL CORPORATE BONDS					360,049,784
(Cost $362,285,791)

CREDIT LINKED NOTES - 0.72%
Iraq - 0.72%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.89%	01/01/28	221,650,553	1,624,370	(1)(7)
	JPY	0.00%	01/01/28	476,823,299	3,504,313	(7)(8)
	JPY	0.00%	01/01/28	485,791,510	3,572,974	(7)(8)
					8,701,657

TOTAL CREDIT LINKED NOTES					8,701,657
(Cost $10,720,946)

	Contracts	Currency	Exercise Price	Expiration Date	Notional Amount	Value (Expressed in USD)
PURCHASED OPTIONS - –%
Foreign Currency Call Option - –%
Hong Kong Dollar (Goldman Sachs)	92,832,738	USD	7.86	9/1/2020	92,832,738	–

TOTAL PURCHASED OPTIONS						–
(Cost $898,304)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 3.85%
Money Market Fund - 3.85%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.16%	N/A	46,375,558	46,389,471

TOTAL SHORT TERM INVESTMENTS					46,389,471
(Cost $46,389,468)

Total Investments - 98.41%					1,185,328,157
(Cost $1,157,534,951)
Other Assets In Excess of Liabilities - 1.59%					19,103,182	(9)

Net Assets - 100.00%					$1,204,431,339

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
USD	-	United States Dollar

Investment Abbreviations:

Reference Rates:

6M US L - 6 Month LIBOR as of August 31, 2020 was 0.31%

5Y US TI - 5 Year US Treasury Index as of August 31, 2020 was 0.28%

10Y US TI - 10 Year US Treasury Index as of August 31, 2020 was 0.72%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Security is in default and therefore is non-income producing.
(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2020, the aggregate fair value of those securities was $345,612,708, which represents approximately 28.70% of net assets.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $512,994,181, which represents approximately 42.59% of net assets as of August 31, 2020.
(5)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2020.
(6)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(7)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(8)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(9)	Includes cash which is being held as collateral for forward foreign currency contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at August 31, 2020	Fund Delivering	U.S. $ Value at August 31, 2020	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	12/15/20	USD	71,367,704	EUR	71,768,016	$(400,312)
J.P. Morgan Chase & Co.	12/15/20	USD	8,660,559	JPY	8,667,414	(6,855)
						$(407,167)

See Notes to Quarterly Statement of Investments

Stone Harbor High Yield Bond Fund	Statement of Investments
August 31, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 92.56%
Aerospace/Defense - 3.10%
Bombardier, Inc.	USD	6.00%	10/15/22	929,000	$794,295	(1)
Moog, Inc.	USD	4.25%	12/15/27	200,000	206,750	(1)
Signature Aviation US Holdings, Inc.	USD	4.00%	03/01/28	287,000	281,082	(1)
TransDigm, Inc.:
	USD	8.00%	12/15/25	44,000	47,894	(1)
	USD	6.25%	03/15/26	600,000	633,879	(1)
					1,963,900

Airlines - 0.91%
Delta Air Lines, Inc.:
	USD	7.00%	05/01/25	274,000	300,254	(1)
	USD	7.38%	01/15/26	125,000	130,207
United Airlines Holdings, Inc.	USD	4.88%	01/15/25	167,000	143,707
					574,168

Automotive - 5.41%
Clarios Global LP / Clarios US Finance Co.:
	USD	6.25%	05/15/26	322,000	342,125	(1)
	USD	8.50%	05/15/27	224,000	238,210	(1)
Ford Motor Co.	USD	8.50%	04/21/23	317,000	350,919
Ford Motor Credit Co. LLC:
	USD	5.58%	03/18/24	440,000	469,700
	USD	5.13%	06/16/25	324,000	340,926
	USD	4.13%	08/17/27	458,000	458,130
	USD	5.11%	05/03/29	526,000	556,245
General Motors Co.	USD	6.80%	10/01/27	546,000	668,011
					3,424,266

Building Products - 4.04%
Advanced Drainage Systems, Inc.	USD	5.00%	09/30/27	373,000	390,322	(1)
American Woodmark Corp.	USD	4.88%	03/15/26	260,000	265,475	(1)
Cemex SAB de CV:
	USD	7.38%	06/05/27	129,000	140,287	(1)
	USD	5.45%	11/19/29	309,000	317,980	(1)
Griffon Corp., Series WI	USD	5.75%	03/01/28	418,000	444,606
Standard Industries, Inc.	USD	3.38%	01/15/31	219,000	218,179	(1)
TopBuild Corp.	USD	5.63%	05/01/26	358,000	373,942	(1)
US Concrete, Inc.	USD	6.38%	06/01/24	393,000	406,716
					2,557,507

Chemicals - 3.77%
CF Industries, Inc.	USD	5.15%	03/15/34	398,000	472,551
Chemours Co.	USD	7.00%	05/15/25	416,000	425,776
Element Solutions, Inc.	USD	5.88%	12/01/25	455,000	473,769	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Chemicals (continued)
GCP Applied Technologies, Inc.	USD	5.50%	04/15/26	318,000	$331,852	(1)
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.	USD	9.00%	07/01/28	183,000	197,411	(1)
OCI NV	USD	6.63%	04/15/23	467,000	486,848	(1)
					2,388,207

Containers/Packaging - 0.54%
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	195,000	199,371	(1)
Graham Packaging Co., Inc.	USD	7.13%	08/15/28	137,000	144,164	(1)
					343,535

Drillers/Services - 1.17%
Archrock Partners LP / Archrock Partners Finance Corp.	USD	6.25%	04/01/28	261,000	262,906	(1)
ChampionX Corp.	USD	6.38%	05/01/26	325,000	308,282
Transocean, Inc.	USD	8.00%	02/01/27	541,000	168,386	(1)
					739,574

Electric - 1.79%
Calpine Corp.	USD	4.50%	02/15/28	379,000	393,523	(1)
Covanta Holding Corp.	USD	5.88%	07/01/25	282,000	295,250
NRG Energy, Inc.	USD	5.75%	01/15/28	269,000	293,160
Vistra Operations Co. LLC	USD	5.00%	07/31/27	145,000	153,915	(1)
					1,135,848

Environmental Services - 1.06%
Covanta Holding Corp.	USD	5.00%	09/01/30	113,000	116,000
GFL Environmental, Inc.:
	USD	3.75%	08/01/25	273,000	275,204	(1)
	USD	8.50%	05/01/27	258,000	281,268	(1)
					672,472

Exploration & Production - 9.50%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.	USD	7.88%	12/15/24	400,000	40	(2)(2)(3)
Antero Resources Corp.	USD	5.00%	03/01/25	371,000	256,816
Cenovus Energy, Inc.	USD	5.38%	07/15/25	355,000	361,594
Hilcorp Energy I LP / Hilcorp Finance Co.	USD	5.75%	10/01/25	599,000	565,243	(1)
Leviathan Bond, Ltd.:
	USD	6.50%	06/30/27	164,000	171,739	(1)
	USD	6.75%	06/30/30	164,000	171,503	(1)
Murphy Oil Corp.:
	USD	5.75%	08/15/25	201,000	193,232
	USD	5.88%	12/01/27	299,000	287,507
Oasis Petroleum, Inc.:
	USD	6.88%	03/15/22	462,000	91,245
	USD	6.25%	05/01/26	122,000	22,345	(1)
Occidental Petroleum Corp.:
	USD	3.13%	02/15/22	721,000	712,853
	USD	5.55%	03/15/26	222,000	221,205
	USD	8.88%	07/15/30	873,000	988,672

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Exploration & Production (continued)
Occidental Petroleum Corp. (continued)
	USD	7.50%	05/01/31	202,000	$214,625
	USD	7.88%	09/15/31	167,000	179,421
	USD	6.60%	03/15/46	208,000	207,062
Parsley Energy LLC / Parsley Finance Corp.:
	USD	5.38%	01/15/25	285,000	291,201	(1)
	USD	4.13%	02/15/28	164,000	159,064	(1)
QEP Resources, Inc.	USD	5.25%	05/01/23	321,000	264,023
SM Energy Co.	USD	6.13%	11/15/22	308,000	241,467
WPX Energy, Inc.:
	USD	5.75%	06/01/26	85,000	86,940
	USD	4.50%	01/15/30	342,000	327,241
					6,015,038

Financial Other - 0.89%
OneMain Finance Corp.:
	USD	8.88%	06/01/25	104,000	117,452
	USD	7.13%	03/15/26	389,000	446,864
					564,316

Food and Beverage - 4.19%
Chobani LLC / Chobani Finance Corp., Inc.	USD	7.50%	04/15/25	284,000	299,795	(1)
Cott Holdings, Inc.	USD	5.50%	04/01/25	403,000	417,105	(1)
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.	USD	6.50%	04/15/29	578,000	657,475	(1)
Pilgrim's Pride Corp.:
	USD	5.88%	09/30/27	313,000	332,954	(1)
	USD	5.75%	03/15/25	265,000	272,618	(1)
Post Holdings, Inc.:
	USD	5.00%	08/15/26	273,000	283,793	(1)
	USD	4.63%	04/15/30	375,000	391,875	(1)
					2,655,615

Gaming - 3.80%
Boyd Gaming Corp.:
	USD	8.63%	06/01/25	165,000	182,119	(1)
	USD	6.00%	08/15/26	119,000	125,225
Churchill Downs, Inc.	USD	5.50%	04/01/27	350,000	368,310	(1)
International Game Technology PLC:
	USD	6.25%	01/15/27	348,000	382,109	(1)
	USD	5.25%	01/15/29	88,000	90,341	(1)
Jacobs Entertainment, Inc.	USD	7.88%	02/01/24	360,000	343,085	(1)
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.	USD	5.75%	02/01/27	288,000	319,051
Station Casinos LLC	USD	5.00%	10/01/25	246,000	243,541	(1)
VICI Properties LP / VICI Note Co., Inc.	USD	4.13%	08/15/30	355,000	356,225	(1)
					2,410,006

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Gas Pipelines - 5.84%
Antero Midstream Partners LP / Antero Midstream Finance Corp.:
	USD	5.75%	03/01/27	298,000	$266,905	(1)
	USD	5.75%	01/15/28	305,000	270,337	(1)
DCP Midstream Operating LP	USD	5.13%	05/15/29	404,000	428,927
EQM Midstream Partners LP	USD	6.50%	07/01/27	362,000	396,902	(1)
Genesis Energy LP / Genesis Energy Finance Corp.:
	USD	6.00%	05/15/23	405,000	380,285
	USD	7.75%	02/01/28	350,000	311,829
Holly Energy Partners LP / Holly Energy Finance Corp.	USD	5.00%	02/01/28	352,000	353,036	(1)
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	USD	6.00%	03/01/27	458,000	429,375	(1)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	USD	6.50%	07/15/27	794,000	859,505
					3,697,101

Healthcare - 6.53%
Bausch Health Cos., Inc.:
	USD	6.13%	04/15/25	650,000	669,337	(1)
	USD	7.00%	01/15/28	400,000	426,676	(1)
Centene Corp.:
	USD	4.25%	12/15/27	208,000	218,881
	USD	3.38%	02/15/30	263,000	273,932
Encompass Health Corp.	USD	4.50%	02/01/28	286,000	293,739
HCA, Inc.:
	USD	5.38%	09/01/26	316,000	359,434
	USD	5.63%	09/01/28	313,000	372,811
Hologic, Inc.	USD	4.38%	10/15/25	275,000	281,277	(1)
IQVIA, Inc.	USD	5.00%	05/15/27	363,000	382,809	(1)
Jaguar Holding Co. II / PPD Development LP	USD	5.00%	06/15/28	106,000	112,493	(1)
LifePoint Health, Inc.	USD	4.38%	02/15/27	133,000	132,668	(1)
Tenet Healthcare Corp.:
	USD	4.63%	07/15/24	482,000	493,568
	USD	7.50%	04/01/25	109,000	119,749	(1)
					4,137,374

Home Builders - 1.81%
KB Home	USD	4.80%	11/15/29	235,000	255,122
Mattamy Group Corp.	USD	4.63%	03/01/30	275,000	281,660	(1)
PulteGroup, Inc.	USD	5.00%	01/15/27	321,000	366,743
TRI Pointe Group, Inc.	USD	5.70%	06/15/28	222,000	245,310
					1,148,835

Industrial Other - 1.71%
Hillenbrand, Inc.	USD	5.75%	06/15/25	88,000	94,481
Mueller Water Products, Inc.	USD	5.50%	06/15/26	311,000	325,325	(1)
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	342,000	310,857
WESCO Distribution, Inc.	USD	7.25%	06/15/28	313,000	349,654	(1)
					1,080,317

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Leisure - 1.77%
Live Nation Entertainment, Inc.	USD	4.75%	10/15/27	347,000	$328,782	(1)
NCL Corp., Ltd.	USD	3.63%	12/15/24	401,000	275,938	(1)
Royal Caribbean Cruises, Ltd.:
	USD	5.25%	11/15/22	192,000	172,170
	USD	9.13%	06/15/23	187,000	197,052	(1)
	USD	3.70%	03/15/28	198,000	149,686
					1,123,628

Life - 0.92%
Acrisure LLC / Acrisure Finance, Inc.:
	USD	8.13%	02/15/24	295,000	311,887	(1)
	USD	7.00%	11/15/25	265,000	269,472	(1)
					581,359

Lodging - 0.53%
Hilton Domestic Operating Co., Inc.	USD	4.88%	01/15/30	325,000	335,458

Media Cable - 6.66%
Altice France SA/France	USD	7.38%	05/01/26	525,000	557,918	(1)
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.13%	05/01/27	283,000	301,778	(1)
	USD	5.38%	06/01/29	381,000	419,142	(1)
	USD	4.50%	08/15/30	61,000	64,813	(1)
CSC Holdings LLC	USD	7.50%	04/01/28	949,000	1,066,567	(1)
DISH DBS Corp.:
	USD	7.75%	07/01/26	469,000	537,598
	USD	7.38%	07/01/28	278,000	295,285	(1)
Midcontinent Communications / Midcontinent Finance Corp.	USD	5.38%	08/15/27	210,000	217,862	(1)
Telenet Finance Luxembourg Notes Sarl	USD	5.50%	03/01/28	400,000	427,200	(1)
Ziggo BV	USD	5.50%	01/15/27	313,000	329,544	(1)
					4,217,707

Media Other - 5.35%
Diamond Sports Group LLC / Diamond Sports Finance Co.	USD	5.38%	08/15/26	540,000	422,504	(1)
Lions Gate Capital Holdings LLC	USD	6.38%	02/01/24	351,000	359,991	(1)
Netflix, Inc.:
	USD	4.88%	04/15/28	473,000	548,268
	USD	4.88%	06/15/30	297,000	344,743	(1)
Sirius XM Radio, Inc.	USD	5.00%	08/01/27	645,000	685,083	(1)
TEGNA, Inc.	USD	4.63%	03/15/28	394,000	398,925	(1)
Terrier Media Buyer, Inc.	USD	8.88%	12/15/27	283,000	293,521	(1)
Univision Communications, Inc.	USD	6.63%	06/01/27	336,000	338,547	(1)
					3,391,582

Metals/Mining/Steel - 1.23%
Freeport-McMoRan, Inc.	USD	5.00%	09/01/27	443,000	469,201

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Metals/Mining/Steel (continued)
Kaiser Aluminum Corp.	USD	4.63%	03/01/28	312,000	$309,133	(1)
					778,334

Non Captive Finance - 1.01%
Ally Financial, Inc.	USD	8.00%	11/01/31	345,000	469,613
CIT Group, Inc.	USD	6.13%	03/09/28	143,000	169,070
					638,683

Paper/Forest Products - 0.63%
Louisiana-Pacific Corp.	USD	4.88%	09/15/24	386,000	396,615

Pharmaceuticals - 2.05%
Catalent Pharma Solutions, Inc.	USD	5.00%	07/15/27	302,000	319,120	(1)
Charles River Laboratories International, Inc.	USD	5.50%	04/01/26	398,000	420,051	(1)
Endo Dac / Endo Finance LLC / Endo Finco, Inc.:
	USD	9.50%	07/31/27	379,000	410,978	(1)
	USD	6.00%	06/30/28	189,000	146,608	(1)
					1,296,757

Property & Casualty Insurance - 0.15%
HUB International, Ltd.	USD	7.00%	05/01/26	89,000	92,427	(1)

Retail Food/Drug - 1.01%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
	USD	5.88%	02/15/28	205,000	221,746	(1)
	USD	3.50%	03/15/29	113,000	114,130	(1)
	USD	4.88%	02/15/30	283,000	304,508	(1)
					640,384

Retail Non Food/Drug - 0.51%
Murphy Oil USA, Inc.	USD	4.75%	09/15/29	300,000	325,019

Satellite - 1.76%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	392,000	445,335
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	464,000	309,732	(3)
ViaSat, Inc.	USD	5.63%	04/15/27	337,000	358,000	(1)
					1,113,067

Services Other - 2.27%
Expedia Group, Inc.	USD	6.25%	05/01/25	432,000	475,008	(1)
Prime Security Services Borrower LLC / Prime Finance, Inc.:
	USD	5.75%	04/15/26	212,000	234,730	(1)
	USD	6.25%	01/15/28	266,000	279,675	(1)
WW International, Inc.	USD	8.63%	12/01/25	424,000	447,585	(1)
					1,436,998

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Technology - 4.08%
Entegris, Inc.	USD	4.63%	02/10/26	249,000	$257,745	(1)
Fair Isaac Corp.	USD	4.00%	06/15/28	346,000	358,975	(1)
Nuance Communications, Inc.	USD	5.63%	12/15/26	383,000	407,093
ON Semiconductor Corp.	USD	3.88%	09/01/28	150,000	157,084	(1)
Qorvo, Inc.	USD	5.50%	07/15/26	339,000	360,211
Seagate HDD Cayman:
	USD	4.88%	06/01/27	302,000	337,972
	USD	4.09%	06/01/29	327,000	350,796	(1)
SS&C Technologies, Inc.	USD	5.50%	09/30/27	329,000	352,803	(1)
					2,582,679

Textile/Apparel - 1.22%
Levi Strauss & Co.	USD	5.00%	05/01/25	373,000	382,752
William Carter Co.:
	USD	5.50%	05/15/25	80,000	85,449	(1)
	USD	5.63%	03/15/27	289,000	307,868	(1)
					776,069

Transportation Non Air/Rail - 0.52%
XPO Logistics, Inc.:
	USD	6.13%	09/01/23	180,000	183,262	(1)
	USD	6.75%	08/15/24	135,000	143,890	(1)
					327,152

Wireless - 3.11%
Sprint Corp.:
	USD	7.63%	02/15/25	868,000	1,041,058
	USD	8.75%	03/15/32	309,000	467,034
T-Mobile USA, Inc.:
	USD	6.50%	01/15/26	144,000	150,930
	USD	5.38%	04/15/27	285,000	307,915
					1,966,937

Wirelines - 1.72%
CenturyLink, Inc.	USD	4.00%	02/15/27	176,000	179,080	(1)
Level 3 Financing, Inc.	USD	4.63%	09/15/27	423,000	443,852	(1)
Telecom Italia Capital SA	USD	6.00%	09/30/34	382,000	465,239
					1,088,171

TOTAL CORPORATE BONDS					58,617,105
(Cost $57,001,080)

BANK LOANS - 5.35%(4)
Automotive - 0.70%
Navistar, Inc. - Tranche B Term Loan	USD	1M US L + 3.50%	11/06/24	453,215	443,924

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Consumer Products - 0.26%
Revlon Consumer Products Corporation - Initial B Term Loan	USD	3M US L + 3.50%	09/07/23	573,300	$161,671

Containers/Packaging - 0.54%
Flex Acquisition Company, Inc. (aka Novolex) - Initial Term Loan	USD	3M US L + 3.00%	12/29/23	349,296	338,962

Diversified Manufacturing - 0.33%
Blount International, Inc. - New Refinancing Term Loan	USD	1M US L + 3.75%	04/12/23	212,704	211,906

Healthcare - 1.27%
Envision Healthcare Corporation - Initial Term Loan	USD	1M US L + 3.75%	10/10/25	437,609	319,455
LifePoint Health, Inc. - Term B Loan	USD	1M US L + 3.75%	11/16/25	491,441	482,687
					802,142

Industrial Other - 1.44%
Filtration Group Corporation - Initial Dollar Term Loan	USD	1M US L + 3.00%	03/29/25	508,280	500,709
Gates Global LLC - Initial B-2 Dollar Term Loan	USD	1M US L + 2.75%	03/31/24	416,756	412,380
					913,089

Technology - 0.81%
Avaya, Inc. - Tranche B Term Loan	USD	1M US L + 4.25%	12/15/24	527,046	514,309

TOTAL BANK LOANS					3,386,003
(Cost $3,859,580)

COMMON/PREFERRED STOCKS - 0.00%(5)
Transportation Non Air/Rail - 0.00%(5)
Euronav NV	USD			31	283

TOTAL COMMON/PREFERRED STOCKS					283
(Cost $0)

SHORT TERM INVESTMENTS - 0.84%
Money Market Fund - 0.84%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.16%	N/A	528,694	528,853

TOTAL SHORT TERM INVESTMENTS					528,853
(Cost $528,171)

Total Investments - 98.75%					62,532,244
(Cost $61,388,831)
Other Assets in Excess of Liabilities - 1.25%					793,100

Net Assets - 100.00%					$63,325,344

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of August 31, 2020 was 0.16%

3M US L - 3 Month LIBOR as of August 31, 2020 was 0.24%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $33,580,991, which represents approximately 53.03% of net assets as of August 31, 2020.
(2)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(3)	Security is in default and therefore is non-income producing.
(4)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(5)	Amount represents less than 0.005% of net assets.

See Notes to Quarterly Statement of Investments

Stone Harbor Local Markets Fund	Statement of Investments
August 31, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 81.39%
Brazil - 4.83%
Brazil Letras do Tesouro Nacional:
	BRL	0.00%	01/01/22	11,370,000	$1,996,576	(1)
	BRL	0.00%	01/01/24	3,290,000	506,079	(1)
	BRL	10.00%	01/01/31	6,800,000	1,487,107
Nota Do Tesouro Nacional:
	BRL	10.00%	01/01/21	1,348,000	252,240
	BRL	10.00%	01/01/23	15,625,000	3,210,291
	BRL	10.00%	01/01/25	2,800,000	591,238
	BRL	10.00%	01/01/29	2,880,000	624,344
					8,667,875

Chile - 2.07%
Republic of Chile:
	CLP	4.50%	03/01/26	1,185,000,000	1,766,930
	CLP	4.70%	09/01/30	1,260,000,000	1,952,337	(2)
					3,719,267

China - 7.43%
China Government Bond:
	CNY	1.99%	04/09/25	39,490,000	5,528,108
	CNY	3.29%	05/23/29	1,230,000	181,883
	CNY	3.13%	11/21/29	52,240,000	7,637,417
					13,347,408

Colombia - 6.91%
Bogota Distrio Capital	COP	9.75%	07/26/28	12,702,000,000	3,700,930	(3)
Republic of Colombia:
	COP	7.75%	04/14/21	400,000,000	109,634
	COP	4.38%	03/21/23	2,310,000,000	625,139
	COP	9.85%	06/28/27	1,610,000,000	551,140
Titulos De Tesoreria:
	COP	10.00%	07/24/24	8,512,000,000	2,780,553
	COP	6.00%	04/28/28	2,939,000,000	822,739
	COP	7.75%	09/18/30	9,880,000,000	3,053,543
	COP	7.00%	06/30/32	2,739,000,000	771,740
					12,415,418

Czech Republic - 3.27%
Czech Republic Government:
	CZK	1.00%	06/26/26	21,900,000	1,006,895
	CZK	0.25%	02/10/27	51,000,000	2,217,376
	CZK	0.95%	05/15/30	8,920,000	401,640
	CZK	4.20%	12/04/36	34,300,000	2,237,783
					5,863,694

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Egypt - 0.36%
Republic of Egypt	USD	7.60%	03/01/29	610,000	$643,264	(2)

Ghana - 0.33%
Republic of Ghana	USD	8.95%	03/26/51	630,000	588,263	(2)

Indonesia - 11.11%
Republic of Indonesia:
	IDR	7.00%	05/15/22	7,880,000,000	564,384
	IDR	11.00%	09/15/25	73,442,000,000	6,177,954
	IDR	8.38%	09/15/26	41,933,000,000	3,232,260
	IDR	8.25%	06/15/32	15,080,000,000	1,110,613
	IDR	6.63%	05/15/33	74,734,000,000	4,862,521
	IDR	8.38%	03/15/34	40,882,000,000	3,057,202
	IDR	7.50%	05/15/38	13,825,000,000	949,356
					19,954,290

Malaysia - 4.58%
Malaysia Government:
	MYR	3.96%	09/15/25	4,540,000	1,186,035
	MYR	3.91%	07/15/26	8,300,000	2,169,895
	MYR	3.50%	05/31/27	3,380,000	870,200
	MYR	3.89%	08/15/29	12,450,000	3,293,698
	MYR	4.50%	04/15/30	2,530,000	700,419
					8,220,247

Mexico - 7.18%
Mexican Bonos:
	MXN	6.75%	03/09/23	32,307,000	1,549,775
	MXN	8.00%	12/07/23	15,580,000	781,985
	MXN	5.75%	03/05/26	25,980,000	1,216,820
	MXN	7.50%	06/03/27	22,289,000	1,131,557
	MXN	7.75%	11/23/34	16,156,000	833,444
	MXN	10.00%	11/20/36	47,726,000	2,931,518
	MXN	8.50%	11/18/38	49,730,000	2,691,297
	MXN	7.75%	11/13/42	35,150,000	1,759,070
					12,895,466

Peru - 3.88%
Republic of Peru:
	PEN	6.15%	08/12/32	15,130,000	5,033,452
	PEN	5.40%	08/12/34	6,326,000	1,931,146
					6,964,598

Poland - 4.73%
Republic of Poland:
	PLN	2.50%	01/25/23	7,400,000	2,122,228
	PLN	4.00%	10/25/23	2,080,000	630,320
	PLN	2.75%	04/25/28	13,770,000	4,155,190
	PLN	2.75%	10/25/29	5,230,000	1,595,158
					8,502,896

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Romania - 1.59%
Romania Government Bond	RON	5.00%	02/12/29	10,640,000	$2,847,467

Russia - 9.50%
Russian Federation:
	RUB	7.60%	04/14/21	254,450,000	3,510,034
	RUB	7.40%	12/07/22	228,980,000	3,276,789
	RUB	7.00%	08/16/23	17,940,000	257,377
	RUB	8.50%	09/17/31	329,430,000	5,309,350
	RUB	7.70%	03/23/33	235,100,000	3,586,527
	RUB	7.70%	03/16/39	72,000,000	1,119,923
					17,060,000

South Africa - 9.31%
Republic of South Africa:
	ZAR	10.50%	12/21/26	83,830,000	5,710,073
	ZAR	6.25%	03/31/36	282,095,000	11,008,093
					16,718,166

Thailand - 2.78%
Thailand Government:
	THB	2.88%	12/17/28	58,020,000	2,093,470
	THB	3.78%	06/25/32	42,350,000	1,682,188
	THB	4.68%	06/29/44	25,470,000	1,216,768
					4,992,426

Turkey - 1.37%
Republic of Turkey:
	TRY	12.20%	01/18/23	9,620,000	1,280,308
	TRY	10.40%	03/20/24	1,656,600	207,611
	TRY	11.00%	02/24/27	8,010,000	976,563
					2,464,482

Uruguay - 0.16%
Republic of Uruguay	UYU	8.50%	03/15/28	12,100,000	289,820	(2)

TOTAL SOVEREIGN DEBT OBLIGATIONS					146,155,047
(Cost $152,695,650)

CORPORATE BONDS - 7.51%
Brazil - 1.88%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	16,165,000	3,382,302	(2)

Kazakhstan - 0.15%
Development Bank of Kazakhstan JSC	KZT	8.95%	05/04/23	116,250,000	266,741	(2)

Mexico - 5.48%
America Movil SAB de CV	MXN	6.45%	12/05/22	117,910,000	5,475,168
Petroleos Mexicanos:
	MXN	7.47%	11/12/26	67,430,000	2,430,555

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico (continued)
Petroleos Mexicanos: (continued)
	USD	7.69%	01/23/50	2,150,000	$1,929,625	(2)
					9,835,348

TOTAL CORPORATE BONDS					13,484,391
(Cost $15,987,477)

SHORT TERM INVESTMENTS - 2.21%
Money Market Fund - 2.21%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.16%	N/A	3,972,791	3,973,983

TOTAL SHORT TERM INVESTMENTS					3,973,983
(Cost $3,973,983)

Total Investments - 91.11%					163,613,421
(Cost $172,657,110)
Other Assets In Excess of Liabilities - 8.89%					15,958,042	(4)

Net Assets - 100.00%					$179,571,463

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
CLP	-	Chilean Peso
CNH	-	Chinese Yuan Offshore
CNY	-	Chinese Yuan
COP	-	Columbian Peso
CZK	-	Czech Republic Koruna
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZAR	-	South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $9,052,352, which represents approximately 5.04% of net assets as of August 31, 2020.
(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2020, the aggregate fair value of those securities was $3,700,930, which represents approximately 2.06% of net assets.
(4)	Includes cash which is being held as collateral for forward foreign currency contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at August 31, 2020	Fund Delivering	U.S. $ Value at August 31, 2020	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	10/02/20	BRL	648,826	USD	632,674	$16,152
Citigroup Global Markets	09/15/20	CNH	3,162,971	USD	3,087,814	75,157
Citigroup Global Markets	10/06/20	CZK	3,556,965	USD	3,506,473	50,492
Citigroup Global Markets	09/28/20	HUF	298,129	USD	286,049	12,080
Citigroup Global Markets	09/11/20	IDR	326,489	USD	324,744	1,745
Citigroup Global Markets	09/17/20	USD	2,299,265	PEN	2,268,345	30,920
Citigroup Global Markets	10/06/20	PLN	1,637,055	USD	1,604,443	32,612
Citigroup Global Markets	09/24/20	RON	2,536,997	USD	2,460,348	76,649
Citigroup Global Markets	09/18/20	THB	2,168,394	USD	2,137,821	30,573
Goldman Sachs & Co.	10/06/20	CZK	2,060,822	USD	2,032,850	27,972
Goldman Sachs & Co.	09/28/20	HUF	1,739,197	USD	1,669,612	69,585
Goldman Sachs & Co.	09/17/20	USD	1,346,579	PEN	1,328,015	18,564
Goldman Sachs & Co.	10/06/20	PLN	2,064,691	USD	2,025,051	39,640
Goldman Sachs & Co.	10/21/20	USD	741,048	RUB	740,119	929
Goldman Sachs & Co.	09/18/20	THB	4,327,197	USD	4,266,592	60,605
J.P. Morgan Chase & Co.	10/02/20	BRL	238,158	USD	232,188	5,970
J.P. Morgan Chase & Co.	09/21/20	COP	1,072,874	USD	1,065,719	7,155
J.P. Morgan Chase & Co.	09/28/20	HUF	3,896,834	USD	3,738,172	158,662
J.P. Morgan Chase & Co.	09/11/20	IDR	973,345	USD	967,682	5,663
J.P. Morgan Chase & Co.	09/17/20	USD	1,634,206	PEN	1,612,506	21,700
J.P. Morgan Chase & Co.	09/08/20	PLN	7,575,834	USD	7,567,538	8,296
J.P. Morgan Chase & Co.	10/06/20	PLN	1,448,853	USD	1,420,470	28,383
J.P. Morgan Chase & Co.	09/18/20	THB	6,410,691	USD	6,320,905	89,786
J.P. Morgan Chase & Co.	09/28/20	USD	536,362	HUF	535,622	740
						$870,030

Citigroup Global Markets	09/02/20	BRL	649,448	USD	690,847	$(41,399)
Citigroup Global Markets	09/30/20	CLP	1,067,781	USD	1,086,608	(18,827)
Citigroup Global Markets	09/17/20	PEN	2,066,258	USD	2,083,202	(16,944)
Citigroup Global Markets	09/15/20	USD	3,708,733	CNH	3,799,822	(91,089)
Citigroup Global Markets	09/28/20	USD	285,213	HUF	298,129	(12,916)
Citigroup Global Markets	09/18/20	USD	2,136,129	THB	2,168,394	(32,265)
Citigroup Global Markets	09/24/20	USD	705,351	RON	726,615	(21,264)
Citigroup Global Markets	09/11/20	USD	773,924	IDR	777,390	(3,466)
Citigroup Global Markets	10/06/20	USD	580,065	PLN	584,701	(4,636)
Citigroup Global Markets	09/21/20	USD	1,735,454	COP	1,750,904	(15,450)
Citigroup Global Markets	10/06/20	USD	578,129	CZK	584,400	(6,271)
Citigroup Global Markets	09/02/20	USD	633,321	BRL	649,448	(16,127)
Goldman Sachs & Co.	10/02/20	BRL	2,723,231	USD	2,730,027	(6,796)
Goldman Sachs & Co.	09/17/20	PEN	1,530,103	USD	1,538,287	(8,184)
Goldman Sachs & Co.	09/18/20	USD	2,278,623	THB	2,321,969	(43,346)
Goldman Sachs & Co.	10/13/20	USD	619,719	ZAR	641,955	(22,236)
Goldman Sachs & Co.	10/21/20	USD	177,334	RUB	179,955	(2,621)
HSBC	09/15/20	USD	4,652,567	CNH	4,776,758	(124,191)
J.P. Morgan Chase & Co.	09/02/20	BRL	238,386	USD	253,528	(15,142)
J.P. Morgan Chase & Co.	09/17/20	PEN	529,694	USD	533,542	(3,848)
J.P. Morgan Chase & Co.	09/18/20	USD	4,682,792	THB	4,759,945	(77,153)
J.P. Morgan Chase & Co.	09/28/20	USD	1,817,793	HUF	1,846,989	(29,196)
J.P. Morgan Chase & Co.	09/11/20	USD	969,402	IDR	973,345	(3,943)
J.P. Morgan Chase & Co.	09/21/20	USD	985,348	COP	989,332	(3,984)
J.P. Morgan Chase & Co.	09/02/20	USD	232,426	BRL	238,386	(5,960)
						$(627,254)

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Corporate Debt Fund	Statement of Investments
August 31, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 1.23%
Turkey - 1.23%
	USD	5.60%	11/14/24	15,000	$14,648
Republic of Turkey	USD	5.13%	02/17/28	60,000	55,219
					69,867

TOTAL SOVEREIGN DEBT OBLIGATIONS					69,867
(Cost $65,643)

CORPORATE BONDS - 97.71%
Argentina - 4.63%
MSU Energy SA	USD	6.88%	02/01/25	36,000	25,121	(1)
Pampa Energia SA	USD	7.50%	01/24/27	64,000	55,270	(1)
Transportadora de Gas del Sur SA	USD	6.75%	05/02/25	56,000	48,974	(1)
YPF SA:
	USD	8.50%	07/28/25	59,000	47,864	(1)
	USD	6.95%	07/21/27	115,000	85,351	(2)
					262,580

Brazil - 11.10%
Adecoagro SA	USD	6.00%	09/21/27	27,000	27,557	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	6,000	6,516	(1)(3)(4)
BRF GmbH	USD	4.35%	09/29/26	35,000	36,001	(1)
CSN Resources SA	USD	7.63%	04/17/26	20,000	20,025	(1)
Gol Finance SA	USD	7.00%	01/31/25	137,000	71,433	(1)
Itau Unibanco Holding SA	USD	6.13%	Perpetual	46,000	44,972	(1)(3)(4)
JBS Investments II GmbH	USD	7.00%	01/15/26	21,000	22,810	(2)
JSL Europe SA	USD	7.75%	07/26/24	34,000	35,275	(1)
Klabin Austria GmbH	USD	7.00%	04/03/49	23,000	26,398	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	33,000	34,944	(1)
MV24 Capital BV	USD	6.75%	06/01/34	59,484	61,714	(1)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	30,000	32,085	(1)
Petrobras Global Finance BV:
	USD	5.75%	02/01/29	43,000	47,278
	USD	6.90%	03/19/49	36,000	41,251
Rumo Luxembourg Sarl	USD	5.25%	01/10/28	29,000	30,726	(1)
Usiminas International Sarl	USD	5.88%	07/18/26	89,000	90,780	(1)
					629,765

Chile - 4.56%
Celulosa Arauco y Constitucion SA	USD	5.50%	04/30/49	42,000	46,305	(1)
Empresa Electrica Angamos SA	USD	4.88%	05/25/29	28,953	30,970	(1)
Empresa Nacional de Telecomunicaciones SA	USD	4.88%	10/30/24	11,000	11,909	(1)
Enel Generacion Chile SA	USD	4.25%	04/15/24	27,000	29,717
Geopark, Ltd.:
	USD	6.50%	09/21/24	56,000	54,302	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Chile (continued)
Geopark, Ltd.: (continued)
	USD	5.50%	01/17/27	94,000	$85,276	(1)
					258,479

China - 6.25%
Bank of China, Ltd.	USD	5.00%	11/13/24	46,000	51,678	(2)
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	44,000	43,340	(2)
Tencent Holdings, Ltd.:
	USD	2.39%	06/03/30	30,000	31,180	(1)
	USD	3.24%	06/03/50	14,000	14,818	(1)
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	200,000	202,188
Yingde Gases Investment, Ltd.	USD	6.25%	01/19/23	11,000	11,433	(2)
					354,637

Colombia - 4.81%
AI Candelaria Spain SLU:
	USD	7.50%	12/15/28	32,000	35,280	(1)
	USD	7.50%	12/15/28	20,000	22,050	(2)
Ecopetrol SA:
	USD	5.38%	06/26/26	29,000	32,110
	USD	7.38%	09/18/43	43,000	55,941
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	220,000	94,875	(1)
Millicom International Cellular SA	USD	5.13%	01/15/28	31,000	32,521	(1)
					272,777

Ghana - 0.54%
Tullow Oil PLC	USD	7.00%	03/01/25	53,000	30,740	(1)

Guatemala - 1.04%
Comcel Trust via Comunicaciones Celulares SA	USD	6.88%	02/06/24	19,000	19,418	(1)
Energuate Trust	USD	5.88%	05/03/27	38,000	39,718	(1)
					59,136

Hong Kong - 3.64%
ESR Cayman, Ltd.	USD	7.88%	04/04/22	200,000	206,719

India - 4.99%
Bharti Airtel, Ltd.	USD	4.38%	06/10/25	15,000	15,996	(2)
Greenko Dutch BV	USD	5.25%	07/24/24	43,000	43,994	(1)
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	113,000	113,759	(1)(3)(4)
Vedanta Holdings II, Ltd.	USD	13.00%	08/21/23	42,000	44,258	(1)
Vedanta Resources Finance II PLC:
	USD	8.00%	04/23/23	11,000	9,328	(2)
	USD	9.25%	04/23/26	30,000	24,698	(1)
Vedanta Resources, Ltd.:
	USD	6.38%	07/30/22	17,000	14,685	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
India (continued)
Vedanta Resources, Ltd.: (continued)
	USD	6.13%	08/09/24	21,000	$16,223	(1)
					282,941

Indonesia - 2.80%
Minejesa Capital BV	USD	4.63%	08/10/30	140,000	145,965	(1)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.)	USD	6.50% Cash + 1.00% PIK	12/11/22	26,166	12,966	(5)
					158,931

Israel - 5.74%
Altice Financing SA	USD	5.00%	01/15/28	94,000	97,055	(1)
Leviathan Bond, Ltd.	USD	6.75%	06/30/30	74,000	77,386	(1)
Teva Pharmaceutical Finance Netherlands III BV	USD	3.15%	10/01/26	164,000	151,257
					325,698

Jamaica - 0.35%
Digicel Group 0.5, Ltd.	USD	8.00% Cash + 2.00% PIK	04/01/24	13,174	10,056	(5)
Digicel, Ltd.	USD	6.75%	03/01/23	15,000	9,895	(2)
					19,951

Macau - 1.23%
Melco Resorts Finance, Ltd.	USD	5.75%	07/21/28	32,000	33,544	(1)
Sands China, Ltd.	USD	5.40%	08/08/28	18,000	20,461
Studio City Finance, Ltd.:
	USD	6.00%	07/15/25	4,000	4,261	(1)
	USD	6.50%	01/15/28	11,000	11,633	(1)
					69,899

Mexico - 10.85%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	135,000	33,855	(1)(6)
America Movil SAB de CV	USD	3.63%	04/22/29	25,000	28,367
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	105,000	110,184	(1)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	63,000	63,010	(1)(3)(4)
	USD	7.50%	Perpetual	43,000	43,363	(1)(3)(4)
BBVA Bancomer SA	USD	6.75%	09/30/22	11,000	11,949	(1)
Cemex SAB de CV:
	USD	6.13%	05/05/25	56,000	57,741	(1)
	USD	7.75%	04/16/26	45,000	47,421	(1)
Cometa Energia SA de CV	USD	6.38%	04/24/35	83,600	90,393	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	26,363	29,456	(1)
Petroleos Mexicanos	USD	7.69%	01/23/50	19,000	17,053	(1)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	35,000	32,638	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	34,000	49,799
					615,229

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Nigeria - 2.57%
Access Bank PLC	USD	10.50%	10/19/21	22,000	$23,100	(1)
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	93,000	98,348	(1)
United Bank for Africa PLC	USD	7.75%	06/08/22	24,000	24,075	(1)
					145,523

Panama - 1.57%
AES Panama Generation Holdings SRL	USD	4.38%	05/31/30	30,000	31,329	(1)
C&W Senior Financing DAC	USD	7.50%	10/15/26	54,000	57,713	(1)
					89,042

Peru - 4.41%
Banco BBVA Peru SA	USD	5Y US TI + 2.75%	09/22/29	13,000	14,235	(2)(3)
Banco de Credito del Peru	USD	5Y US TI + 3.00%	07/01/30	28,000	28,245	(1)(3)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	92,000	97,520	(1)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	4,000	4,329	(1)
	USD	4.13%	08/16/27	53,000	55,352	(1)
Nexa Resources SA	USD	6.50%	01/18/28	45,000	50,365	(1)
					250,046

Russia - 2.95%
Gazprom PJSC Via Gaz Capital SA	USD	4.95%	02/06/28	118,000	134,391	(1)
VTB Bank PJSC Via VTB Eurasia DAC	USD	9.50%	Perpetual	30,000	32,953	(1)(3)(4)
					167,344

Saudi Arabia - 3.63%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	103,000	115,875	(1)
Saudi Arabian Oil Co.:
	USD	3.50%	04/16/29	40,000	43,900	(1)
	USD	4.38%	04/16/49	38,000	46,384	(1)
					206,159

South Africa - 3.28%
Eskom Holdings SOC, Ltd.:
	USD	5.75%	01/26/21	30,000	29,428	(1)
	USD	6.75%	08/06/23	125,000	119,844	(1)
Sasol Financing International, Ltd.	USD	4.50%	11/14/22	37,000	36,803
					186,075

Tanzania - 1.14%
HTA Group, Ltd.	USD	7.00%	12/18/25	60,000	64,425	(1)

Thailand - 2.92%
Bangkok Bank PCL	USD	5Y US TI + 1.90%	09/25/34	50,000	50,289	(1)(3)
PTT Treasury Center Co., Ltd.	USD	4.50%	10/25/42	60,000	68,635	(1)
Thaioil Treasury Center Co., Ltd.	USD	4.88%	01/23/43	40,000	46,476	(2)
					165,400

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Turkey - 2.34%
Akbank Turk AS	USD	6.80%	04/27/28	35,000	$30,888	(1)(3)
Turk Telekomunikasyon AS	USD	6.88%	02/28/25	37,000	38,740	(1)
Turkiye Garanti Bankasi AS	USD	6.13%	05/24/27	69,000	62,876	(1)(3)
					132,504

Ukraine - 3.31%
Metinvest BV:
	USD	7.75%	04/23/23	60,000	61,650	(1)
	USD	7.75%	10/17/29	35,000	34,081	(1)
VF Ukraine PAT via VFU Funding PLC	USD	6.20%	02/11/25	91,000	92,024	(1)
					187,755

United Arab Emirates - 2.77%
DP World PLC	USD	4.70%	09/30/49	149,000	156,823	(1)

Vietnam - 1.96%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	110,000	111,409	(1)

Zambia - 2.33%
First Quantum Minerals, Ltd.:
	USD	6.50%	03/01/24	67,000	66,288	(1)
	USD	7.50%	04/01/25	65,000	65,660	(1)
					131,948

TOTAL CORPORATE BONDS					5,541,935
(Cost $5,579,465)

SHORT TERM INVESTMENTS - 5.48%
Money Market Fund - 5.48%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.16%	N/A	310,699	310,792

TOTAL SHORT TERM INVESTMENTS					310,792
(Cost $310,792)

Total Investments - 104.42%					5,922,594
(Cost $5,955,900)
Liabilities in Excess of Other Assets - (4.42)%					(250,849)

Net Assets - 100.00%					$5,671,745

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:

PIK - Payment in-kind

Reference Rates:

5Y US TI -  5 Year US Treasury Index as of August 31, 2020 was 0.28%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $4,284,430, which represents approximately 75.54% of net assets as of August 31, 2020.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2020, the aggregate fair value of those securities was $332,592, which represents approximately 5.86% of net assets.
(3)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(5)	Payment-in-kind securities.
(6)	Security is in default and therefore is non-income producing.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Grade Fund	Statement of Investments
August 31, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 9.61%
Aqua Finance Trust 2019-A, Series 2019-A	USD	3.14%	09/15/25	53,681	$54,776	(1)
BX Commercial Mortgage Trust, Series 2019-IMC	USD	1M US L + 1.30%	04/15/21	100,000	94,363	(1)(2)
Citigroup Commercial Mortgage Trust, Series 2019-SST2	USD	1M US L + 0.92%	02/15/22	50,000	49,214	(1)(2)
CLNY Trust 2019-IKPR, Series 2019-IKPR	USD	1M US L + 1.13%	11/15/21	50,000	46,766	(1)(2)
Fannie Mae Pool, Series 2015	USD	12M US L + 1.60%	11/01/45	59,546	61,718	(2)(3)
Ford Credit Auto Owner Trust, Series 2018-1	USD	3.19%	09/15/20	25,000	27,638	(1)
Freddie Mac Non Gold Pool, Series 2012	USD	12M US L + 1.65%	12/01/42	30,668	31,819	(2)(3)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	38,514	39,459	(3)
Series 2016-SC01	USD	3.50%	07/25/46	57,256	59,557	(3)
Invitation Homes 2017-SFR2 Trust, Series 2017-SFR2	USD	1M US L + 0.85%	12/17/36	45,314	45,096	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9	USD	5.34%	05/15/47	114,583	99,835
MBRT 2019-MBR, Series 2019-MBR	USD	1M US L + 0.85%	11/25/21	75,000	72,631	(1)(2)
Morgan Stanley Capital I Trust 2019-NUGS, Series 2019-NUGS	USD	1M US L + 0.95%	12/15/21	50,000	49,267	(1)(2)
New Residential Advance Receivables Trust Advance Receivables Backed 2020-T1, Series 2020-T1	USD	1.43%	08/15/23	25,000	25,063	(1)
Pretium Mortgage Credit Partners I 2020-NPL1 LLC, Series 2020-NPL1	USD	2.86%	02/27/23	44,372	44,181	(1)(4)
RBSSP Resecuritization Trust, Series 2012-6	USD	1M US L + 0.34%	11/26/35	7,419	7,429	(1)(2)
TAL Advantage V LLC:
Series 2013-2A	USD	3.55%	11/20/23	32,500	32,822	(1)
Series 2014-1A	USD	3.51%	02/20/24	17,500	17,546	(1)
Towd Point Mortgage Trust, Series 2016-5	USD	2.50%	10/25/56	20,357	20,802	(1)(2)
VOLT LXXX LLC, Series 2019-NPL6	USD	3.23%	10/25/49	53,918	53,552	(1)(4)
VOLT LXXXIV LLC, Series 2019-NP10	USD	3.43%	11/25/22	99,621	99,938	(1)(4)
Volvo Financial Equipment Master Owner Trust, Series 2017-A	USD	1M US L + 0.50%	11/16/20	25,000	25,016	(1)(2)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,058,488
(Cost $1,064,792)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 20.60%
FNMA TBA:
	USD	2.50%	09/14/20	150,000	157,892	(3)
	USD	3.00%	09/14/20	750,000	791,016	(3)
	USD	3.50%	09/14/20	525,000	553,752	(3)
	USD	4.00%	09/14/20	325,000	346,379	(3)
	USD	4.50%	09/14/20	50,000	54,018	(3)
	USD	2.50%	09/17/20	200,000	209,851	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
FNMA TBA: (continued)
	USD	3.00%	09/17/20	150,000	$157,465	(3)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,270,373
(Cost $2,271,118)

CORPORATE BONDS - 43.06%
Automotive - 1.66%
Ford Motor Credit Co. LLC	USD	4.27%	01/09/27	50,000	50,500
General Motors Financial Co., Inc.	USD	4.35%	01/17/27	50,000	54,220
Hyundai Capital America:
	USD	3.00%	10/30/20	25,000	25,087	(1)
	USD	3.25%	09/20/22	25,000	26,080	(1)
Toyota Motor Credit Corp.	USD	2.90%	03/30/23	25,000	26,596
					182,483

Banking - 7.22%
Capital One Financial Corp.	USD	3.75%	03/09/27	75,000	83,264
Citigroup, Inc.	USD	4.40%	06/10/25	125,000	142,541
Credit Suisse Group AG	USD	3M US L + 1.24%	06/12/24	50,000	54,388	(1)(2)
Deutsche Bank AG	USD	3.70%	05/30/24	50,000	53,492
Fifth Third Bancorp	USD	3.65%	01/25/24	50,000	54,724
Goldman Sachs Group, Inc.	USD	3M US L + 0.99%	07/24/23	25,000	26,059	(2)
HSBC Holdings PLC	USD	3.95%	05/18/24	50,000	54,042	(2)
JPMorgan Chase & Co.	USD	3.63%	12/01/27	50,000	56,276
Key Bank NA	USD	3.90%	04/13/29	50,000	57,281
Natwest Group PLC	USD	6.10%	06/10/23	50,000	55,626
Societe Generale SA	USD	2.63%	10/16/24	75,000	78,425	(1)
Sumitomo Mitsui Financial Group, Inc.	USD	3.20%	09/17/29	25,000	27,148
Synchrony Financial	USD	3.70%	08/04/26	50,000	52,172
					795,438

Banks - 4.17%
Bank of America Corp.	USD	3M US L + 0.99%	02/13/31	100,000	105,507	(2)
Goldman Sachs Group, Inc.	USD	3.50%	04/01/25	50,000	55,457
Intesa Sanpaolo SpA, Series XR	USD	4.00%	09/23/29	75,000	81,897	(1)
Morgan Stanley, Series GMTN	USD	1D US SOFR + 1.14%	01/22/31	25,000	26,974	(2)
Standard Chartered PLC:
	USD	3M US L + 1.21%	01/30/26	50,000	51,929	(1)(2)
	USD	5.70%	03/26/44	25,000	32,475	(1)
UBS Group AG	USD	3.49%	05/23/23	50,000	52,466	(1)
Wells Fargo & Co.	USD	3M US L + 1.00%	02/11/31	50,000	52,514	(2)
					459,219

Building Products - 1.01%
Carrier Global Corp.	USD	3.58%	04/05/50	50,000	53,171	(1)
Vulcan Materials Co.	USD	4.50%	06/15/47	50,000	58,183
					111,354

Chemicals - 1.03%
Huntsman International LLC	USD	4.50%	05/01/29	50,000	55,870

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Chemicals (continued)
Nutrien, Ltd.	USD	3.95%	05/13/50	50,000	$57,967
					113,837

Consumer Products - 0.25%
Procter & Gamble Co.	USD	2.45%	03/25/25	25,000	27,149

Electric - 3.62%
Appalachian Power Co., Series Z	USD	3.70%	05/01/50	50,000	56,467
Electricite de France SA	USD	4.50%	09/21/28	50,000	59,296	(1)
Enel Finance International NV	USD	4.63%	09/14/25	50,000	57,955	(1)
Entergy Texas, Inc.	USD	3.55%	09/30/49	50,000	56,762
Exelon Generation Co. LLC	USD	5.60%	06/15/42	50,000	58,088
FirstEnergy Corp., Series C	USD	4.85%	07/15/47	25,000	30,734
NextEra Energy Capital Holdings, Inc.:
	USD	2.75%	05/01/25	25,000	27,235
	USD	2.25%	06/01/30	50,000	52,463
					399,000

Exploration & Production - 2.85%
Apache Corp.	USD	5.10%	09/01/40	50,000	48,728
BP Capital Markets PLC	USD	5Y US TI + 4.036%	12/31/49	50,000	52,625	(2)(5)
Chevron Corp.	USD	3.08%	05/11/50	50,000	54,142
Concho Resources, Inc.	USD	3.75%	10/01/27	50,000	54,875
Diamondback Energy, Inc.	USD	2.88%	12/01/24	50,000	51,562
Total Capital International SA	USD	3.13%	05/29/50	50,000	52,506
					314,438

Gas Distributors - 1.04%
Cheniere Corpus Christi Holdings LLC	USD	5.13%	06/30/27	50,000	56,403
Sempra Energy	USD	4.00%	02/01/48	50,000	58,024
					114,427

Gas Pipelines - 2.55%
Boardwalk Pipelines LP	USD	5.95%	06/01/26	50,000	58,320
CenterPoint Energy, Inc.	USD	4.25%	11/01/28	50,000	59,389
Kinder Morgan Energy Partners LP	USD	5.50%	03/01/44	50,000	60,388
Sabine Pass Liquefaction LLC	USD	5.00%	03/15/27	50,000	56,867
Western Midstream Operating LP	USD	5.45%	04/01/44	50,000	46,360
					281,324

Health Insurance - 0.50%
UnitedHealth Group, Inc.	USD	3.13%	05/15/60	50,000	54,549

Healthcare - 0.85%
CVS Health Corp.	USD	4.78%	03/25/38	25,000	30,661
HCA, Inc.	USD	5.25%	06/15/49	50,000	62,602
					93,263

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Leisure - 0.45%
Royal Caribbean Cruises, Ltd.	USD	2.65%	11/28/20	50,000	$50,000

Lodging - 0.26%
Marriott International, Inc., Series EE	USD	5.75%	05/01/25	25,000	28,095

Media Cable - 0.85%
Charter Communications Operating LLC / Charter Communications Operating Capital	USD	6.48%	10/23/45	25,000	33,489
Comcast Corp.	USD	3.97%	11/01/47	50,000	60,232
					93,721

Media Other - 0.53%
Interpublic Group of Cos., Inc.	USD	4.65%	10/01/28	25,000	29,508
Omnicom Group, Inc.	USD	4.20%	06/01/30	25,000	29,106
					58,614

Metals/Mining/Steel - 0.50%
Anglo American Capital PLC	USD	4.00%	09/11/27	50,000	55,105	(1)

Non Captive Finance - 1.23%
Air Lease Corp.	USD	3.63%	12/01/27	75,000	77,742
GATX Corp.	USD	4.55%	11/07/28	50,000	57,964
					135,706

Pharmaceuticals - 0.50%
AbbVie, Inc.	USD	2.95%	11/21/26	50,000	55,038	(1)

Real Estate Investment Trust (REITs) - 0.99%
American Homes 4 Rent LP	USD	4.25%	02/15/28	50,000	56,988
SITE Centers Corp.	USD	4.25%	02/01/26	50,000	52,085
					109,073

Refining - 0.96%
Marathon Petroleum Corp.:
	USD	5.13%	12/15/26	25,000	29,679
	USD	3.80%	04/01/28	25,000	27,449
Phillips 66	USD	2.15%	12/15/30	50,000	49,099
					106,227

REITS - 0.70%
Prologis LP	USD	2.13%	04/15/27	25,000	26,722
WEA Finance LLC	USD	2.88%	01/15/27	50,000	49,818	(1)
					76,540

Restaurants - 0.56%
McDonald's Corp.	USD	4.45%	03/01/47	50,000	62,144

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Retail Non Food/Drug - 1.09%
Dollar Tree, Inc.	USD	4.00%	05/15/25	50,000	$56,705
TJX Cos., Inc.	USD	4.50%	04/15/50	50,000	63,502
					120,207

Services Other - 1.82%
Amazon.com, Inc.	USD	2.70%	06/03/60	25,000	25,615
Expedia Group, Inc.	USD	3.25%	02/15/30	75,000	70,993
Verisk Analytics, Inc.	USD	3.63%	05/15/50	50,000	57,201
Visa, Inc.	USD	2.00%	08/15/50	50,000	46,773
					200,582

Technology - 1.98%
Apple, Inc.	USD	1.25%	08/20/30	50,000	50,047
Broadcom, Inc.	USD	4.75%	04/15/29	50,000	58,529
Fiserv, Inc.	USD	2.65%	06/01/30	50,000	53,801
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	55,705	(1)
					218,082

Textile/Apparel - 0.73%
NIKE, Inc.	USD	2.40%	03/27/25	25,000	26,949
VF Corp.	USD	2.40%	04/23/25	50,000	53,275
					80,224

Transportation Non Air/Rail - 0.52%
FedEx Corp.	USD	4.40%	01/15/47	50,000	57,672

Wireless - 1.53%
American Tower Corp.	USD	1.30%	09/15/25	50,000	50,893
T-Mobile USA, Inc.:
	USD	3.88%	04/15/30	25,000	28,604	(1)
	USD	4.50%	04/15/50	25,000	30,600	(1)
Vodafone Group PLC	USD	4.25%	09/17/50	50,000	58,251
					168,348

Wirelines - 1.11%
AT&T, Inc.	USD	4.35%	03/01/29	50,000	59,334
Verizon Communications, Inc.	USD	4.50%	08/10/33	50,000	63,462
					122,796

TOTAL CORPORATE BONDS					4,744,655
(Cost $4,370,819)

U.S. TREASURY BONDS/NOTES - 21.08%
U.S. Treasury Bonds:
	USD	2.75%	02/15/28	50,000	58,135
	USD	2.50%	02/15/46	225,000	275,783
U.S. Treasury Notes:
	USD	1.38%	09/30/20	400,000	400,404

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
U.S. Treasury Notes: (continued)
	USD	2.00%	11/15/21	625,000	$639,062
	USD	2.13%	05/15/25	325,000	353,374
	USD	2.00%	08/15/25	550,000	596,729

TOTAL U.S. TREASURY BONDS/NOTES					2,323,487
(Cost $2,173,446)

SHORT TERM INVESTMENTS - 6.46%
Money Market Fund - 6.46%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.16%	N/A	711,298	711,511

TOTAL SHORT TERM INVESTMENTS					711,511
(Cost $711,511)

Total Investments - 100.81%					11,108,514
(Cost $10,591,686)
Liabilities in Excess of Other Assets - (0.81)%					(89,131)

Net Assets - 100.00%					$11,019,383

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

LIBOR - London Interbank Offered Rate

Reference Rates:

1D US SOFR - 1 Day SOFR as of August 31, 2020 was 0.09%

1M US L - 1 Month LIBOR as of August 31, 2020 was 0.16%

3M US L - 3 Month LIBOR as of August 31, 2020 was 0.24%

12M US L - 12 Month LIBOR as of August 31, 2020 was 0.45%

5Y US TI -  5 Year US Treasury Index as of August 31, 2020 was 0.28%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $1,614,139, which represents approximately 14.65% of net assets as of August 31, 2020.
(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Investment purchased on a delayed delivery basis.
(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2020.
(5)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Quarterly Statement of Investments

Stone Harbor Strategic Income Fund	Statement of Investments
August 31, 2020 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 97.78%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	173,688	$1,526,716	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	708,133	6,960,949	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,181,484	9,310,097	(1)
Stone Harbor Investment Grade Fund	USD	N/A	996,508	11,011,412	(1)
Stone Harbor Local Markets Fund	USD	N/A	87,356	749,512	(1)
				29,558,686

TOTAL OPEN-END FUNDS				29,558,686
(Cost $29,331,465)

SHORT TERM INVESTMENTS - 0.40%
Money Market Fund - 0.40%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.16%	121,785	121,821

TOTAL SHORT TERM INVESTMENTS				121,821
(Cost $121,677)

Total Investments - 98.18%				29,680,507
(Cost $29,453,142)
Other Assets In Excess of Liabilities - 1.82%				550,372

Net Assets - 100.00%				$30,230,879

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
AUD	-	Australian Dollar
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at August 31, 2020	Fund Delivering	U.S. $ Value at August 31, 2020	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	09/08/20	JPY	6,467	USD	6,431	$36
Citigroup Global Markets	09/07/20	AUD	309,778	JPY	305,005	4,773
Goldman Sachs & Co.	09/24/20	EUR	453,696	USD	449,337	4,359
Goldman Sachs & Co.	09/21/20	GBP	302,116	EUR	298,463	3,653
						$12,821

Citigroup Global Markets	09/24/20	USD	449,864	EUR	453,695	$(3,831)
Citigroup Global Markets	12/15/20	USD	185,667	EUR	186,708	(1,041)
Citigroup Global Markets	09/21/20	USD	2,753	GBP	2,790	(37)
Citigroup Global Markets	09/07/20	JPY	298,538	AUD	309,778	(11,240)
Goldman Sachs & Co.	09/21/20	EUR	298,462	GBP	299,327	(865)
J.P. Morgan Chase & Co.	12/15/20	USD	160,784	GBP	164,113	(3,329)
						$(20,343)

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Value and Unrealized Appreciation/ (Depreciation)
Long Gilt Future	Long	2	GBP	12/29/20	$270,020	$55
						$55

Euro-Bund Future	Short	(3)	EUR	9/08/20	(526,680)	$(2,277)
US 10 Yr T-Note Future	Short	(106)	USD	12/21/20	(14,760,500)	(29,597)
US Ultra Bond Future	Long	2	USD	12/21/20	441,813	(4,523)
						$(36,397)

***	The notional amount of each security is stated in the currency in which the security is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at August 31, 2020(2)	Notional Amount***(3)	Value	Upfront Premiums Received/ (Paid)	Unrealized Depreciation
Markit CDX HY S34 5Y ICE(4)	Intercontinental Exchange	5.000%	USD	06/20/2025	3.662%	744,000	$(42,535)	$5,580	$(36,955)
Markit CDX IG S34 5Y ICE(5)	Intercontinental Exchange	1.000%	USD	06/20/2025	0.650%	1,300,000	(21,438)	(7,905)	(29,343)
Markit CDX EM S33 5Y ICE(6)	Intercontinental Exchange	1.000%	USD	06/20/2025	1.717%	3,847,500	126,387	(292,741)	(166,354)
							$62,414	$(295,066)	$(232,652)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms are utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on an index of 100 North American equities with high yield credit ratings that trade in the CDS market.
(5)	Based on an index of 125 North American, equally weighted investment grade issuers that trade in the CDS market.
(6)	Based on an index of 18 sovereign issues domiciled in Latin America, Eastern Europe, the Middle East and Africa North, and Asia.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Debt Allocation Fund	Statement of Investments
August 31, 2020 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 100.52%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	1,598,006	$15,708,398	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,934,412	16,597,259	(1)
				32,305,657

TOTAL OPEN-END FUNDS				32,305,657
(Cost $28,932,840)

SHORT TERM INVESTMENTS - 0.38%
Money Market Fund - 0.38%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.16%	122,903	122,940

TOTAL SHORT TERM INVESTMENTS				122,940
(Cost $122,940)

Total Investments - 100.90%				32,428,597
(Cost $29,055,780)
Liabilities in Excess of Other Assets - (0.90)%				(290,407)

Net Assets - 100.00%				$32,138,190

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar
EUR	-	Euro

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at August 31, 2020	Fund Delivering	U.S. $ Value at August 31, 2020	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	09/29/20	EUR	33,434	USD	33,171	$263
						$263

J.P. Morgan Chase & Co.	09/29/20	USD	129,375	EUR	131,348	$(1,973)
						$(1,973)

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Funds	Notes to Quarterly Statements of Investments
August 31, 2020 (Unaudited)

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through investment in the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, and the Emerging Markets Debt Allocation Fund. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES and risk disclosures

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the settlement price established by the securities or commodities exchange on which they are traded, except that S&P 500 futures contracts are priced at the last transaction price before 4:00 p.m. Eastern time (generally at approximately 3:59 p.m. Eastern time) on the commodities exchange on which they are traded. OTC traded options are priced by Markit and exchange traded options are valued by the securities or commodities exchange on which they are traded. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (“EST”). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2—	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of August 31, 2020:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$770,187,245	$–	$770,187,245
Corporate Bonds
Indonesia	–	39,687,233	48	39,687,281
Other	–	320,362,503	–	320,362,503
Credit Linked Notes
Iraq	–	–	8,701,657	8,701,657
Purchased Options	–	–	–	–
Short Term Investments	46,389,471	–	–	46,389,471
Total	$46,389,471	$1,130,236,981	$8,701,705	$1,185,328,157

Other Financial Instruments**
Liabilities
Forward Foreign Currency Contracts	–	(407,167)	–	(407,167)
Total	$–	$(407,167)	$–	$(407,167)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds
Exploration & Production	$–	$6,014,998	$40	$6,015,038
Other	–	52,602,067	–	52,602,067
Bank Loans	–	3,386,003	–	3,386,003
Common/Preferred Stocks	283	–	–	283
Short Term Investments	528,853	–	–	528,853
Total	$529,136	$62,003,068	$40	$62,532,244

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$146,155,047	$–	$146,155,047
Corporate Bonds	–	13,484,391	–	13,484,391
Short Term Investments	3,973,983	–	–	3,973,983
Total	$3,973,983	$159,639,438	$–	$163,613,421

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$870,030	$–	$870,030
Liabilities
Forward Foreign Currency Contracts	–	(627,254)	–	(627,254)
Total	$–	$242,776	$–	$242,776

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Sovereign Debt Obligations	$–	$69,867	$–	$69,867
Corporate Bonds	–	5,541,935	–	5,541,935
Short Term Investments	310,792	–	–	310,792
Total	$310,792	$5,611,802	$–	$5,922,594

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$1,058,488	$–	$1,058,488
U.S. Government Agency Mortgage Backed Securities	–	2,270,373	–	2,270,373
Corporate Bonds	–	4,744,655	–	4,744,655
U.S. Treasury Bonds/Notes	–	2,323,487	–	2,323,487
Short Term Investments	711,511	–	–	711,511
Total	$711,511	$10,397,003	$–	$11,108,514

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$29,558,686	$–	$–	$29,558,686
Short Term Investments	121,821	–	–	121,821
Total	$29,680,507	$–	$–	$29,680,507

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$12,821	$–	$12,821
Future Contracts	55	–	–	55
Liabilities
Forward Foreign Currency Contracts	–	(20,343)	–	(20,343)
Credit Default Swap Contracts	–	(232,652)	–	(232,652)
Future Contracts	(36,397)	–	–	(36,397)
Total	$(36,342)	$(240,174)	$–	$(276,516)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$32,305,657	$–	$–	$32,305,657
Short Term Investments	122,940	–	–	122,940
Total	$32,428,597	$–	$–	$32,428,597

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$263	$–	$263
Liabilities
Forward Foreign Currency Contracts	–	(1,973)	–	(1,973)
Total	$–	$(1,710)	$–	$(1,710)

*	For detailed Industry/Country descriptions see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Stone Harbor Emerging Markets Debt Fund

Asset Type	Balance as of May 31, 2020	Accrued Discount/premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of August 31, 2020	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at August 31, 2020
Corporate Bonds	$47	$-	$-	$-	$1	$-	$-	$-	$-	$48	$1
Credit Linked Notes	8,784,692	55,086	-	25,485	575,444	-	(739,050)	-	-	8,701,657	575,444
	$8,784,739	$55,086	$-	$25,485	$575,445	$-	$(739,050)	$-	$-	$8,701,705	$575,445

Stone Harbor High Yield Fund

Asset Type	Balance as of May 31, 2020	Accrued Discount/premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of August 31, 2020	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at August 31, 2020
Corporate Bonds	$40	$-	$-	$-	$-	$-	$-	$-	$-	$40	$-
	$40	$-	$-	$-	$-	$-	$-	$-	$-	$40	$-

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. For the period ended August 31, 2020, the Funds did not borrow under the Credit Agreement. Interest and commitment fees on funded and unfunded loans can be found in the Statements of Operations of the applicable Fund. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Debt Allocation Fund and the Strategic Income Fund. The Credit Agreement will expire on April 30, 2021.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the U.K.'s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Funds' performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

COVID-19 Risks: A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended August 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Funds’ ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Funds may be unable to implement their investment strategy.

Forward Foreign Currency Contracts: Certain Funds engaged in currency transactions with counterparties during the period ended August 31, 2020, to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished..

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended August 31, 2020, in accordance with their investment objectives. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended August 31, 2020. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) and also reflected in the change in unrealized appreciation/(depreciation) on credit default swap contracts in the Statement of Operations. Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Changes in value for OTC swaps are reflected in the unrealized appreciation/(depreciation) of the position until a periodic payment is made by either party.

Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended August 31, 2020, for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Purchased Options: When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

4. Affiliated Companies

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended August 31, 2020, were as follows:

Stone Harbor Strategic Income Fund
Security Name	Market Value as of May 31, 2020	Purchases	Sales	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Market Value as of August 31, 2020	Share Balance as of August 31, 2020	Dividends
Stone Harbor Emerging Markets Corporate Debt Fund	$1,563,414	$23,935	$(174,407)	$123,770	$(9,996)	$1,526,716	173,688	$23,935
Stone Harbor Emerging Markets Debt Fund	6,934,246	70,099	(721,858)	752,557	(74,095)	6,960,949	708,133	70,099
Stone Harbor High Yield Bond Fund	9,443,594	128,158	(673,252)	575,173	(163,576)	9,310,097	1,181,484	128,158
Stone Harbor Investment Grade Fund	11,077,448	49,602	(379,101)	241,883	21,580	11,011,412	996,508	49,601
Stone Harbor Local Markets Fund	779,440	-	(51,382)	21,942	(488)	749,512	87,356	-
	$29,798,142			$1,715,325	$(226,575)	$29,558,686		$271,793

Stone Harbor Debt Allocation Fund
Security Name	Market Value as of May 31, 2020	Purchases	Sales	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Market Value as of August 31, 2020	Share Balance as of August 31, 2020	Dividends
Stone Harbor Emerging Markets Debt Fund	$18,093,041	$331,689	$(4,434,974)	$1,746,834	$(28,192)	$15,708,398	1,598,006	$158,350
Stone Harbor Local Markets Fund	13,041,468	3,769,472	(646,232)	392,182	40,369	16,597,259	1,934,412	-
	$31,134,509			$2,139,016	$12,177	$32,305,657		$158,350

The Emerging Markets Debt Fund and the Local Markets Fund engaged in cross trades with an affiliate during the period ended August 31, 2020 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Portfolios pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the funds involved. For the period ended August 31, 2020, the Emerging Markets Debt Fund purchased securities from another fund for which the Adviser is the investment Adviser in the amount of $37,229 and the Local Markets Fund sold securities to another fund for which the Adviser is the investment Adviser in the amount of $1,608,976, resulting in a gain of $70,878.